Exhibit 10(e)
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                                FOURTH AMENDMENT
                             TO REVOLVING CREDIT AND
                               GUARANTY AGREEMENT


         FOURTH AMENDMENT, dated as of April 29, 2002 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of March 13, 2002, among GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as First Union National Bank, a national banking corporation ("Wachovia"), each of the other financial institutions from time to time party thereto (together with Wachovia, the "Lenders") and Wachovia, as Agent for the Lenders (in such capacity, the "Agent")::

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of March 13, 2002 (as amended by that certain First Amendment, dated as of April 2, 2002, that certain Second Amendment, dated as of April 23, 2002, that certain Third Amendment, dated as of April 23, 2002, and as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

         2. Section 5.01(q) of the Credit Agreement is hereby amended by replacing the date "April 29, 2002" with the date "May 8, 2002" where such date appears therein.

         3. This Amendment shall be effective as of the date first written above (the "Effective Date") upon execution by the Borrower, the Guarantors and Required Lenders, and the Agent having received evidence satisfactory to it of such execution.

         4. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

         5. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel to the Agent.

         6. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

         7. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A fax copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

         8. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.





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

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.


                                      BORROWER:

                                      GUILFORD MILLS, INC.
                                      By:______________________________________
                                           Title:______________________________

                                      GUARANTORS:

                                      CURTAINS AND FABRICS, INC.
                                      GOLD MILLS, INC.
                                      RASCHEL FASHION INTERKNITTING, LTD.
                                      GFD FABRICS, INC.
                                      GFD SERVICES, INC.
                                      MEXICAN INDUSTRIES OF NORTH
                                         CAROLINA, INC.
                                      HOFMANN LACES, LTD.
                                      ADVISORY RESEARCH SERVICES, INC.
                                      GUILFORD MILLS (MICHIGAN), INC.
                                      GUILFORD AIRMONT, INC.
                                      GOLD MILL FARMS, INC.
                                      GMI COMPUTER SALES, INC.
                                      TWIN RIVERS TEXTILE PRINTING AND FINISHING
                                           By: Advisory Research Services, Inc.
                                             a General Partner

                                      By:______________________________________
                                           Title:______________________________




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

                     AGENT AND LENDERS:

                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                         formerly known as First Union National Bank,
                         Individually and as Agent

                     By:______________________________________
                          Title:______________________________



                     BANK ONE, N.A.,
                       as a Lender

                     By:______________________________________
                          Title:______________________________


                     BRANCH BANKING AND TRUST COMPANY,
                       as a Lender

                     By:______________________________________
                          Title:______________________________









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